                                                                    EXHIBIT 99.4

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of September 1, 2006, among Merrill Lynch Mortgage Lending, Inc., having an address at 4 World Financial Center, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignee"), Washington Mutual Bank ("WMB"), as the servicer (the "Servicer") and as a seller and Washington Mutual Mortgage Securities Corp. ("WMMSC"), as a seller (together, WMB and WMMSC are the "Sellers").

          WHEREAS, the Assignor acquired the mortgage loans set forth on Attachment A-1 annexed hereto (the "Assigned WMMSC Loans") from WMMSC pursuant to that certain Mortgage Loan Purchase Agreement, dated as of November 1, 2005, as amended by the Regulation AB Amendment dated as of March 1, 2006, between the Assignor and WMMSC (the "WMMSC Purchase Agreement") and the Assignor acquired mortgage loans set forth on Attachment A-2 (the "Assigned WMB Loans" and, together with the Assigned WMMSC Loans, the "Assigned Loans") from WMB pursuant to a Mortgage Loan Purchase Agreement dated as of May 1, 2006, between the Assignor, WMB and Washington Mutual Bank fsb, as Sellers (the "WMB Purchase Agreement" and, together with the WMMSC Purchase Agreement, the "Purchase Agreements");

          WHEREAS, the Assignor and the Servicer, have entered into a Servicing Agreement, dated as of November 1, 2005, as amended by the Regulation AB Amendment dated as of March 1, 2006, (the "Servicing Agreement" and together with the Purchase Agreements, the "Agreements") pursuant to which the Servicer has agreed to service mortgage loans on behalf of the Seller;

          In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

Assignment and Assumption

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Agreements. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Agreements other than those set forth on Attachments A-l and A-2. Notwithstanding anything to the contrary contained herein, the Assignor is retaining the right to enforce the representations and warranties made by the Sellers and the Servicer prior to the date hereof with respect to the Assigned Loans and the Sellers and the Servicer.

Representations; Warranties and Covenants

     2. Assignor warrants and represents to Assignee and Servicer as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Servicer with respect to the Assigned Loans or the Servicing Agreement;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Agreements. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Agreements;

          e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Servicer, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither

Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. Assignor has received from the Sellers, and has delivered to Assignee, all documents required to be delivered to Assignor by the Sellers prior to the date hereof pursuant to Section 2.2 of the Purchase Agreements with respect to the Assigned Loans.

     3. Assignee warrants and represents to, and covenants with, Assignor and Servicer as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Servicer, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the 1933 Act or the securities laws of any state; and

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

     4. The Servicer hereby restates, as of the date hereof, the representations and warranties contained in Section 5.7 of the Servicing Agreement, to and for the benefit of the Assignee, and by this reference incorporates such representations and warranties herein, as of the date hereof.

Recognition of Assignee

     5. (a) From and after the date hereof, the Servicer shall recognize the Assignee as the owner of the Assigned Loans, and the Servicer will service the Assigned Loans in accordance with the servicing provisions contained in the Servicing Agreement for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of the Owner under the Servicing Agreement with respect to the Assigned Loans. The Assignee hereby agrees and acknowledges that it shall uphold, or shall require its agents to uphold, the obligations of the Owner contained in the Servicing Agreement.

          (b) The Servicer acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Assignee, the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement"). The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Investors, Inc., Series 2006-AF1

          (c) The Servicer hereby acknowledges that the Master Servicer has the right to enforce all obligations of the Servicer under the Servicing Agreement acting on behalf of the Assignee, as owner of the Assigned Loans. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. The Master Servicer shall be entitled to indemnification to the extent provided in Article 8 of the Servicing Agreement. Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignee and the Assignor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform the obligations of the "Owner" under the Servicing Agreement only to the extent that the Master Servicer has any obligations of the "Owner". In addition, the Assignee shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to (a) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform the obligations of the "Owner" under the Servicing Agreement and this AAR Agreement.

          The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and each person who controls the Servicer within the meaning of
Section 15 of the 1933 Act, as amended, and in each case, its officers, directors, employees and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, employees, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith.

          The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA Number: #121-000-248
          Account Name: Corporate Trust Clearing
          Account number: 3970771416

          For further credit to: MLMI 2006-AF1
          Distribution Account Number: 50948000

          (d) The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road

          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Investors Trust, Series 2006-AF1

Modification of the Servicing Agreement

     6. The Assignee and the Servicer hereby amend Article 1 of the Servicing Agreement, as it pertains to the Assigned Loans, by:

          (a) amending the definition of "Monthly Remittance Date" by deleting the words "the next Business Day" and replacing them with "the immediately preceding Business Day";

          (b) deleting the definition of "Business Day" in its entirety and replacing it with the following:

          "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer or the Servicer are authorized or obligated by law or executive order to be closed."; and

          (c) adding the following definitions in alphabetical order:

          "Master Servicer: Wells Fargo Bank, N.A., or its successors in interest."

          "Trustee: The party named as trustee in any agreement pursuant to a Securitization Transaction."

     7. The Assignee and the Servicer hereby amend Section 2.4 of the Servicing Agreement by replacing the phrase "Washington Mutual Bank, in trust for Merrill Lynch Mortgage Lending Inc., as Owner, and any successor Owner" with "Washington Mutual Bank, in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2006-AF1".

     8. The Assignee and the Servicer hereby amend Section 2.6 of the Servicing Addendum by replacing the phrase "Washington Mutual Bank, in trust for Merrill Lynch Mortgage Lending Inc., as Owner, and any successor Owner, and certain Mortgagors" with "Washington Mutual Bank, in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2006-AF1".

     9. The Assignee and the Servicer hereby amend Section 3.1(c) of the Servicing Agreement by deleting in the first sentence such Section the phrase "second Business Day following the" and deleting in the third sentence of the same paragraph the phrase "following the Business Day".

     10. The Assignee and the Servicer hereby amend Section 3.2 of the Servicing Agreement by adding the following paragraph at the end of such section:

               "(d) In addition, no later than the tenth (10th) calendar day of each month (or if such tenth day is not a Business Day, the Business Day immediately preceding such tenth day), the Servicer shall furnish to the Owner and the Master Servicer a report containing the data set forth in Attachment 3-A, Attachment 3-B and Attachment 3-C to the Assignment, Assumption and Recognition Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., the Seller and the Servicer, with respect to monthly remittance advice, defaulted Mortgage Loans and Realized Loss Calculations, respectively, in such format as is mutually agreed by the Master Servicer and the Servicer."

     11. The Assignee and the Servicer hereby amend Section 3.3 of the Servicing Agreement by adding to the end of such Section the following:

          "Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner and the Master Servicer a liquidation report in the format mutually agreed upon by the Servicer and the Master Servicer, with respect to such Mortgaged Property and all supporting documentation which is readily available and reasonably required by the Master Servicer."

     12. For purposes of Section 2.17 of the Servicing Agreement, the Servicer is hereby notified, and the Servicer hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

Miscellaneous

     13. All demands, notices and communications related to the Assigned Loans, the Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of WMMSC as Seller,

               Washington Mutual Mortgage Securities Inc.
               75 Fairway Drive
               Vernon Hills, IL VHA 3B07
               Attention: Legal
               Facsimile: (847) 549-3680

          b.   In the case of WMB as Seller,

               Washington Mutual Bank
               1201 Third Avenue, WMT0511
               Seattle, Washington 98101
               Attention: General Counsel
               Facsimile (206) 461-5739

          c.   In the case of WMB as Servicer,

               Washington Mutual Bank
               11200 W. Parkland Ave
               Milwaukee, WI 53224
               Attention: Investor Reporting
               Telephone: (414) 359-8226
               Facsimile: (414) 359-6969

          d.   In the case of Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               New York, New York 10080
               Attention: MLMI 2006-AF1

          e.   In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10080
               Attention: MLMI 2006-AF1

     14. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     15. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     16. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee, Sellers or Servicer may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee, Sellers or Servicer, respectively hereunder.

     17. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     18. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     19. In the event that any provision of this AAR Agreement conflicts with any provision of the Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

          IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE INVESTORS,
INC.
Assignee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WASHINGTON MUTUAL MORTGAGE
SECURITIES CORP.
Seller


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WASHINGTON MUTUAL BANK
Servicer and Seller


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  ATTACHMENT 1

                             ASSIGNED LOAN SCHEDULE

                                  ATTACHMENT 2

                        MORTGAGE LOAN PURCHASE AGREEMENT

                               SERVICING AGREEMENT

                                                                              12
*

                                  ATTACHMENT 3

                                 ATTACHMENT 3-A

                            MONTHLY REMITTANCE ADVICE

COLUMN NAME              DESCRIPTION                                 DECIMAL   FORMAT COMMENT                       MAX SIZE
-----------              -----------                                 -------   --------------                       --------
SER_INVESTOR_NBR         A value assigned by the Servicer to                   Text up to 10 digits                    20
                         define a group of loans.

LOAN_NBR                 A unique identifier assigned to each loan             Text up to 10 digits                    10
                         by the investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the             Text up to 10 digits                    10
                         Servicer. This may be different than the
                         LOAN_NBR.

BORROWER_NAME            The borrower name as received in the                  Maximum length of 30 (Last, First)      30
                         file. It is not separated by first and
                         last name.

SCHED_PAY_AMT            Scheduled monthly principal and scheduled      2      No commas(,) or dollar signs ($)        11
                         interest payment that a borrower is
                         expected to pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as reported by the      4      Max length of 6                          6
                         Servicer.

NET_INT_RATE             The loan gross interest rate less the          4      Max length of 6                          6
                         service fee rate as reported by the
                         Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as          4      Max length of 6                          6
                         reported by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as        2      No commas(,) or dollar signs ($)        11
                         reported by the Servicer.

NEW_PAY_AMT              The new loan payment amount as reported        2      No commas(,) or dollar signs ($)        11
                         by the Servicer.

NEW_LOAN_RATE            The new loan rate as reported by the           4      Max length of 6                          6
                         Servicer.

ARM_INDEX_RATE           The index the Servicer is using to             4      Max length of 6                          6
                         calculate a forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance        2      No commas(,) or dollar signs ($)        11
                         at the beginning of the processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal balance        2      No commas(,) or dollar signs ($)        11
                         at the end of the processing cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle               MM/DD/YYYY                              10
                         that the borrower's next payment is due
                         to the Servicer, as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be             2      No commas(,) or dollar signs ($)        11
                         applied.

SERV_CURT_DATE_1         The curtailment date associated with the              MM/DD/YYYY                              10
                         first curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first          2      No commas(,) or dollar signs ($)        11
                         curtailment amount, if applicable.

SERV_CURT_AMT_2          The second curtailment amount to be            2      No commas(,) or dollar signs ($)        11
                         applied.

SERV_CURT_DATE_2         The curtailment date associated with the              MM/DD/YYYY                              10
                         second curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second         2      No commas(,) or dollar signs ($)        11
                         curtailment amount, if applicable.

SERV_CURT_AMT_3          The third curtailment amount to be             2      No commas(,) or dollar signs ($)        11
                         applied.

SERV_CURT_DATE_3         The curtailment date associated with the              MM/DD/YYYY                              10
                         third curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third          2      No commas(,) or dollar signs ($)        11
                         curtailment amount, if applicable.

PIF_AMT                  The loan "paid in full" amount as              2      No commas(,) or dollar signs ($)        11
                         reported by the Servicer.

PIF_DATE                 The paid in full date as reported by the              MM/DD/YYYY                              10
                         Servicer.

ACTION_CODE              The standard FNMA numeric code used to                Action Code Key: 15=Bankruptcy,          2
                         indicate the default/delinquent status of             30=Foreclosure, , 60=PIF,
                         a particular loan.                                    63=Substitution,
                                                                               65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest adjustment as       2      No commas(,) or dollar signs ($)        11
                         reported by the Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount,      2      No commas(,) or dollar signs ($)        11
                         if applicable.

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if            2      No commas(,) or dollar signs ($)        11
                         applicable.

LOAN_LOSS_AMT            The amount the Servicer is passing as a        2      No commas(,) or dollar signs ($)        11
                         loss, if applicable.

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal            2      No commas(,) or dollar signs ($)        11
                         amount due at the beginning of the cycle
                         date to be passed through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to         2      No commas(,) or dollar signs ($)        11
                         investors at the end of a processing
                         cycle.

SCHED_PRIN_AMT           The scheduled principal amount as              2      No commas(,) or dollar signs ($)        11
                         reported by the Servicer for the current
                         cycle -- only applicable for
                         Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less       2      No commas(,) or dollar signs ($)        11
                         the service fee amount for the current
                         cycle as reported by the Servicer -- only
                         applicable for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by       2      No commas(,) or dollar signs ($)        11
                         the Servicer for the current reporting
                         cycle -- only applicable for
                         Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the      2      No commas(,) or dollar signs ($)        11
                         service fee amount for the current
                         reporting cycle as reported by the
                         Servicer -- only applicable for
                         Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a             2      No commas(,) or dollar signs ($)        11
                         borrower prepays on his loan as reported
                         by the Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the          2      No commas(,) or dollar signs ($)        11
                         loan waived by the servicer.

MOD_DATE                 The Effective Payment Date of the                     MM/DD/YYYY                              10
                         Modification for the loan.

MOD_TYPE                 The Modification Type.                                Varchar - value can be alpha or         30
                                                                               numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and          2      No commas(,) or dollar signs ($)        11
                         interest advances made by Servicer.

                                 ATTACHMENT 3-B

                       REPORTING DATA FOR DEFAULTED LOANS

     The following information will be e-mailed to the Master Servicer by the
Servicer:

LOAN NUMBER
INTEREST RATE
PENDING RATE
SCHED P&I PMT
SCHEDULED PRINCIPAL
GROSS INTEREST
CURTAILMENT COLL
PIF PRINCIPAL
PIF INTEREST DIFF
ARM INDEX
PEND INDEX
ENDING SCHED BAL
INVESTOR LOAN NUM
SERVICE FEE RATE
DUE DATE
YIELD RATE
BEGINNING BALANCE
ENDING BALANCE
BEGINNING SCHED BAL
PRINCIPAL COLLECTED
SCHEDULED NET INT
SCHEDULED BUYDOWN
SERVICE FEE COLL
REMITTANCE AMOUNT

In addition, a hard copy of the following information will be sent to the Master Servicer by the Servicer:

DELINQUENCIES:
     1-30
     31-60
     61-90
     91 +
     Foreclosures
     REO Properties

                                 ATTACHMENT 3-C

                      REALIZED LOSS CALCULATION INFORMATION

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: ________________________   Date: __________________________________

Phone: ______________________________   Email Address: _________________________

Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------
_________________   _____________   ________________

WELLS FARGO BANK, N.A. LOAN NO. ________________________________________________

Borrower's Name: _______________________________________________________________

Property Address: ______________________________________________________________

LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES   NO

If "Yes", provide deficiency or cramdown amount ________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan      $ ______________(1)
(2)  Interest accrued at Net Rate                          ________________(2)
(3)  Accrued Servicing Fees                                ________________(3)
(4)  Attorney's Fees                                       ________________(4)
(5)  Taxes (see page 2)                                    ________________(5)
(6)  Property Maintenance                                  ________________(6)
(7)  MI/Hazard Insurance Premiums (see page 2)             ________________(7)
(8)  Utility Expenses                                      ________________(8)
(9)  Appraisal/BPO                                         ________________(9)
(10) Property Inspections                                  ________________(10)
(11) FC Costs/Other Legal Expenses                         ________________(11)
(12) Other (itemize)                                       ________________(12)
        Cash for Keys _______________________________      ________________(12)
        HOA/Condo Fees ______________________________      ________________(12)
        _____________________________________________      ________________(12)

        TOTAL EXPENSES                                     $_______________(13)
CREDITS:
(14) Escrow Balance                                        $_______________(14)
(15) HIP Refund                                            ________________(15)
(16) Rental Receipts                                       ________________(16)
(17) Hazard Loss Proceeds                                  ________________(17)
(18) Primary Mortgage Insurance / Gov't Insurance          ________________(18a)
HUD Part A
                                                           ________________(18b)
HUD Part B

(19) Pool Insurance Proceeds                               ________________(19)
(20) Proceeds from Sale of Acquired Property               ________________(20)
(21) Other (itemize)                                       ________________(21)
     ________________________________________________      ________________(21)

     TOTAL CREDITS                                         $_______________(22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                    $_______________(23)

ESCROW DISBURSEMENT DETAIL

   TYPE                   PERIOD OF
(TAX /INS.)   DATE PAID   COVERAGE    TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------
